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                                                                    EXHIBIT 23



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To: Air Products and Chemicals, Inc.:


         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated
3 November 1994 included in or incorporated by reference in the Annual Report of Air Products and Chemicals, Inc., on Form 10-K for the year ended 30 September 1994.





                                                             Arthur Andersen LLP



Philadelphia, Pennsylvania
22 December 1994